SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



         Date of report (Date of earliest event reported) December 31, 2001

                          Air Test Technology, INC.
-------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

                                    DELAWARE
--------------------------------------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)

           333-67126                                  33-0883404
     --------------------------            -----------------------------------
      (Commission File Number)             (I.R.S. Employer Identification No.)


3715 Mission Blvd. San Diego CA                                 92109
--------------------------------------------------  ---------------------------
(Address of Principal Executive Offices)                            (Zip Code)


                                 (858) 488-7050
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              (Registrant's Telephone Number, Including Area Code)


                                      None
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          (Former Name or Former Address, if Changed Since Last Report)





The Company hereby files its Audited Financial statements for the year ended December 31, 2001.

FINANCIAL STATEMENTS:

                           AIR TEST TECHNOLOGY, INC.
                          (A DEVELOPMENT STAGE COMPANY)
                              FINANCIAL STATEMENTS
                             AS OF DECEMBER 31, 2001

                            AIR TEST TECHNOLOGY, INC.
                          (A DEVELOPMENT STAGE COMPANY)



                                    CONTENTS



PAGE     1     INDEPENDENT AUDITORS' REPORT

PAGE     2     BALANCE SHEET AS OF DECEMBER 31, 2001

         3     STATEMENTS OF  OPERATIONS  FOR THE YEARS ENDED
               DECEMBER 31, 2001 AND 2000, AND FOR THE PERIOD FROM DECEMBER 1, 1999 (INCEPTION) TO DECEMBER 31, 2001

PAGE     4     STATEMENT OF CHANGES IN  STOCKHOLDERS'  EQUITY FOR THE PERIOD
               FROM  DECEMBER 1, 1999 (INCEPTION) TO DECEMBER 31, 2001

PAGE     5     STATEMENTS  OF CASH FLOWS FOR THE YEARS ENDED
               DECEMBER  31, 2001 AND 2000,  AND FOR THE PERIOD FROM
               DECEMBER 1, 1999 (INCEPTION) TO DECEMBER 31, 2001

PAGES  6 - 8   NOTES TO FINANCIAL STATEMENTS

                          INDEPENDENT AUDITORS' REPORT



To the Board of Directors of:
  Air Test Technology, Inc.

We have audited the accompanying balance sheet of Air Test Technology, Inc. (a development stage company) as of December 31, 2001 and the related statements of operations, cash flows and changes in stockholders' equity for the years ended December 31, 2001 and 2000, and for the period from December 1, 1999 (inception) to December 31, 2001. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly in all material respects, the financial position of Air Test Technology, Inc. (a development stage company) as of December 31, 2001 and the results of its operations and its cash flows for the years ended December 31, 2001 and 2000, and for the period from December 1, 1999 (inception) to December 31, 2001, in conformity with accounting principles generally accepted in the United States of America.




WEINBERG & COMPANY, P.A.



Boca Raton, Florida
February 15, 2002

                            AIR TEST TECHNOLOGY, INC.
                          (A DEVELOPMENT STAGE COMPANY)
                                  BALANCE SHEET
                             AS OF DECEMBER 31, 2001



                                     ASSETS
CURRENT ASSETS

   Cash                                                                 $            8,084
                                                                           -----------------

TOTAL ASSETS                                                            $            8,084
------------
                                                                           =================


                      LIABILITIES AND STOCKHOLDERS' EQUITY

LIABILITIES                                                             $             -
                                                                           -----------------

STOCKHOLDERS' EQUITY
  Preferred stock, $0.0001 par value, 20,000,000 shares authorized,
     none issued and outstanding                                                      -
  Common stock, $0.0001 par value, 50,000,000 shares authorized,
     8,400,000 shares issued and outstanding                                           840
  Additional paid-in capital                                                        20,472
  Accumulated deficit during development stage                                     (13,228)
                                                                           -----------------

TOTAL STOCKHOLDERS' EQUITY                                                           8,084
                                                                           -----------------

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                              $            8,084
------------------------------------------
                                                                           =================

                See accompanying notes to financial statements.
                                        2

                            AIR TEST TECHNOLOGY, INC.
                          (A DEVELOPMENT STAGE COMPANY)
                            STATEMENTS OF OPERATIONS


                                                                                                       For The Period From
                                                                                                         December 1, 1999
                                             For The Year Ended            For The Year Ended             (Inception) To
                                              December 31, 2001            December 31, 2000            December 31, 2001
                                           ------------------------     -------------------------     -----------------------

INCOME                                  $                  -         $                   -         $                 -
                                           ------------------------     -------------------------     -----------------------

EXPENSES
  Professional fees                                         7,752                         1,051                       8,803
  General and administrative                                1,339                         2,614                       4,425
                                           ------------------------     -------------------------     -----------------------

TOTAL EXPENSES                                              9,091                         3,665                      13,228
                                           ------------------------     -------------------------     -----------------------

NET LOSS                                $                  (9,091)   $                   (3,665)   $                (13,228)
--------
                                           ========================     =========================     =======================

Net loss per share - basic and diluted  $                  -         $                   -         $                 -
                                           ========================     =========================     =======================

Weighted average number of shares
  outstanding during the period -
   basic and diluted                                    8,400,000                     8,400,000                   8,400,000
                                           ========================     =========================     =======================

                See accompanying notes to financial statements.
                                        3

                            AIR TEST TECHNOLOGY, INC.
                          (A DEVELOPMENT STAGE COMPANY)
                  STATEMENT OF CHANGES IN STOCKHOLDERS' EQUITY
                FOR THE PERIOD FROM DECEMBER 1, 1999 (INCEPTION)
                              TO DECEMBER 31, 2001


                                                                                     Deficit
                                                                Additional     Accumulated During
                                         Common Stock            Paid-In           Development         Total
                                                                                                     -------------
                                     Shares      Amount          Capital              Stage
                                     ---------- ------------  ---------------  --------------------  -------------

Common stock issued for cash          8,400,000 $      840    $      -         $          -          $      840

Capital contribution by promoter          -           -                 472                -                 472

Net loss for the period from
  December 1, 1999 (inception)
  to December 31, 1999                    -           -               -                      (472)          (472)
                                     ---------- ------------  ---------------  --------------------  -------------

Balance, December 31, 1999            8,400,000        840              472                  (472)           840

Capital contribution by stockholder       -           -              10,000                -              10,000

Net loss for the year ended
       December 31, 2000                  -           -               -                    (3,665)        (3,665)
                                     ---------- ------------  ---------------  --------------------  -------------

Balance, December 31, 2000            8,400,000        840           10,472                (4,137)         7,175

Capital contribution by stockholder       -           -              10,000                -              10,000

Net loss for the year ended
       December 31, 2001                  -           -               -                    (9,091)        (9,091)
                                     ---------- ------------  ---------------  --------------------  -------------

BALANCE, DECEMBER 31, 2001            8,400,000 $      840    $     20,472     $         (13,228)    $    8,084
--------------------------
                                     ========== ============  ===============  ====================  =============


                See accompanying notes to financial statements.
                                        4

                            AIR TEST TECHNOLOGY, INC.
                          (A DEVELOPMENT STAGE COMPANY)
                            STATEMENTS OF CASH FLOWS



                                                                                                 For The Period From
                                                      For The Year          For The Year          December 1, 1999
                                                     Ended December        Ended December          (Inception) To
                                                        31, 2001              31, 2000            December 31, 2001
                                                    ------------------    ------------------    ----------------------
CASH FLOWS FROM OPERATING ACTIVITIES:

 Net loss                                        $            (9,091)  $            (3,665)  $               (13,228)
 Adjustments to reconcile net loss to
  net cash used in operating activities:
  Expenses paid by promoter                                     -                     -                          472
                                                                          ------------------    ----------------------
                                                    ------------------
      Net Cash Used In Operating Activities                   (9,091)               (3,665)                  (12,756)
                                                    ------------------    ------------------    ----------------------

CASH FLOWS FROM INVESTING ACTIVITIES:                           -                     -                         -

CASH FLOWS FROM FINANCING ACTIVITIES
 Contribution from stockholder                                10,000                10,000                    20,000
 Proceeds from issuance of common stock                         -                     -                          840
                                                    ------------------    ------------------    ----------------------
      Net Cash Provided By Financing Activities               10,000                10,000                    20,840
                                                    ------------------    ------------------    ----------------------

NET INCREASE IN CASH                                            909                 6,335                      8,084

CASH BEGINNING OF PERIOD                                       7,175                   840                      -
                                                    ------------------    ------------------    ----------------------

CASH end of PERIOD                               $             8,084   $             7,175   $                 8,084
------------------
                                                    ==================    ==================    ======================

                See accompanying notes to financial statements.
                                        5

                            AIR TEST TECHNOLIGY, INC.
                          (A DEVELOPMENT STAGE COMPANY)
                          NOTES TO FINANCIAL STATEMENTS


NOTE 1 SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

       (A) Organization and Description of Business

       Air Test Technology, Inc. (a development stage company) (the "Company") was incorporated in Delaware on December 1, 1999. The Company has developed a working prototype of a safety device that will open a garage door when carbon monoxide is detected. A second use for this device is under development and is intended for use as a warning device in aircraft with combustion heaters.

       The Company's activities during the development stage have included corporate formation, stock issuance, and development of a product prototype. The Company's ability to commence operations is contingent upon its ability to identify a market for its product, initiate product production, and raise the additional capital it may require through the issuance of equity securities, debt securities, bank borrowings or a combination thereof.

       (B) Use of Estimates

       In preparing financial statements in conformity with generally accepted accounting principles, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and revenues and expenses during the reported period. Actual results could differ from those estimates.

       (C) Cash and Cash Equivalents

       For purposes of the cash flow statements, the Company considers all highly liquid investments with original maturities of three months or less at time of purchase to be cash equivalents.

       (D) Income taxes

       The Company accounts for income taxes under the Financial Accounting Standards Board Statement of Financial Accounting Standards No. 109. "Accounting for Income Taxes" ("Statement No.109"). Under Statement No. 109, deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax basis. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. Under Statement 109, the effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date. There was no current or deferred income tax expense or benefit for the year ended December 31, 2001.

       (E) New Accounting Pronouncements

       The Financial Accounting Standards Board has recently issued several new Statements of Financial Accounting Standards. Statement No. 141, "Business Combinations" supersedes APB Opinion 16 and various related pronouncements. Pursuant to the new guidance in Statement No. 141, all business combinations must be accounted for under the purchase method of accounting; the pooling-of-interests method is no longer permitted. SFAS 141 also establishes new rules concerning the recognition of goodwill and other intangible assets arising in a purchase business combination and requires disclosure of more information concerning a business combination in the period in which it is completed. This statement is generally effective for business combinations initiated on or after July 1, 2001.

       Statement No. 142, "Goodwill and Other Intangible Assets" supercedes APB Opinion 17 and related interpretations. Statement No. 142 establishes new rules on accounting for the acquisition of intangible assets not acquired in a business combination and the manner in which goodwill and all other intangibles should be accounted for subsequent to their initial recognition in a business combination accounted for under SFAS No. 141. Under SFAS No. 142, intangible assets should be recorded at fair value. Intangible assets with finite useful lives should be amortized over such period and those with indefinite lives should not be amortized. All intangible assets being amortized as well as those that are not, are both subject to review for potential impairment under SFAS No. 121, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed of". SFAS No. 142 also requires that goodwill arising in a business combination should not be amortized but is subject to impairment testing at the reporting unit level to which the goodwill was assigned to at the date of the business combination.

       SFAS No. 142 is effective for fiscal years beginning after December 15, 2001 and must be applied as of the beginning of such year to all goodwill and other intangible assets that have already been recorded in the balance sheet as of the first day in which SFAS No. 142 is initially applied, regardless of when such assets were acquired. Goodwill acquired in a business combination whose acquisition date is on or after July 1, 2001, should not be amortized, but should be reviewed for impairment pursuant to SFAS No. 121, even though SFAS No. 142 has not yet been adopted. However, previously acquired goodwill should continue to be amortized until SFAS No. 142 is first adopted.

       Statement No. 143 "Accounting for Asset Retirement Obligations" establishes standards for the initial measurement and subsequent accounting for obligations associated with the sale, abandonment, or other type of disposal of long-lived tangible assets arising from the acquisition, construction, or development and/or normal operation of such assets. SFAS No. 143 is effective for fiscal years beginning after June 15, 2002, with earlier application encouraged.

       The adoption of these pronouncements will not have a material effect on the Company's financial position or results of operations.

NOTE 2 STOCKHOLDERS' EQUITY

       (A) Preferred Stock

       The Company is authorized to issue 20,000,000 shares of preferred stock at $.0001 par value, with such designations, preferences, limitations and relative rights as may be determined from time to time by the Board of Directors.

       (B) Common Stock

       The Company is authorized to issue 50,000,000 shares of common stock at $.0001 par value. In December 1999, the Company issued 8,400,000 shares of its common stock to various stockholders pursuant to Section 4 (2) of the Securities Act of 1933, as amended, for an aggregate consideration of $840. Expenses incurred during the development stage of the Company for the period ended December 31, 1999 were paid by the promoter.

       In each of the years ended December 31, 2001 and 2000, a stockholder contributed $10,000 to the Company to provide working capital so that it could pay certain operating expenses.

NOTE 3 RESEARCH & DEVELOPMENT COSTS

       In accordance with SFAS No. 2, research and development costs are charged to operations when incurred and are included in operating expenses. The amounts charged in 2001 and 2000 were $647 and $426 respectively.

                                    SIGNATURE

         Pursuant to the requirements required of the Securities and Exchange Act of 1934, the Registrant caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                    Air Test Technology, INC.



DATED: May 13, 2002             BY: /s/ "S" DOUGLAS HENDERSON
                                        -------------------------
                                        "S" DOUGLAS HENDERSON
                                        President